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                                                                   EXHIBIT 10.26

Confidential materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Asterisks denote such omissions.

                       AMENDMENT NO. 2 TO SUPPLY CONTRACTS

     This Agreement ("Amendment No. 2") is entered into this 11th day of July, 2002 by and between Daramic, Inc. ("Daramic") and Exide Technologies (formerly known as Exide Corporation) and all of its worldwide Affiliates ("Exide").

                                    RECITALS:

     A. Exide and Daramic are parties to a Supply Agreement known as the North American, Australian and New Zealand Supply Agreement for automotive separators (the "NA Agreement"), the Automotive and Industrial Supply Agreement and the Golf Cart Separator Supply Agreement. The NA Agreement was amended the first time on the __ day of July, 2001 pursuant to an amendment agreement between the parties.

     B. Exide and Daramic now desire to further amend the terms and conditions of the NA Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1.   Delivery Terms.

     (A) Section 8.2 of the NA Agreement is amended by deleting that section and substituting the following subparagraph therefor:

          Daramic will use its commercially reasonable efforts to ensure that all domestic, North American, Austral-Asian, and European orders, scheduled for pick up or delivery, will be available for pick up or delivered on the dates reasonably requested by Exide. Further, Daramic will use its commercially reasonable efforts to continue to maintain inventories of Exide specific products in order to meet the delivery schedules reasonably requested by Exide. Exide shall make required forecasts and shall order product in amounts reasonably consistent with prior ordering volumes and Exide's business requirements. However, in no event shall the above standards be construed to be at a level greater than historically practiced by Daramic on behalf of Exide. Further, any inventory produced by Daramic on behalf of Exide which is reasonably consistent with Exide's prior ordering volumes and Exide's forecasts will be purchased by Exide pursuant to the payment terms of this Agreement, should Exide discontinue the need for any such specific product(s) maintained in inventory by Daramic on behalf of Exide. Exide shall promptly notify Daramic upon Exide's discontinuing the need for any such specific product(s). However, in no event shall Exide be required to purchase any inventory maintained by Daramic on Exide's behalf, after such notification by Exide, in excess of a [*****] supply of any product type, which shall be determined by taking the average [*****] actual purchases by Exide over the previous six-month period or the average forecasts by Exide over the previous six-month period, whichever is greater. If Daramic is unable to deliver product ordered by Exide pursuant to this Agreement, then Daramic will provide Exide with as much notice as possible of its inability to do so, and Exide will have the right to buy the affected volumes from an alternative source. These outside purchases will be counted toward satisfaction of Exide's Minimum Purchase Requirement. The parties agree that they shall work together in good faith to obtain for Exide battery separators which the parties mutually agree to be the best available substitute for the Separators to be provided by Daramic pursuant to this Agreement during such period as Daramic is

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          unable to deliver product ordered by Exide pursuant to this Agreement.
          [*****]. Once Daramic is again capable of producing and supplying the required volumes on a timely basis, Exide shall resume its purchases from Daramic in accordance with this Agreement.

     (B) Section 10.2 of the Automotive and Industrial Supply Agreement is amended by deleting the first two sentences therein and substituting the following subparagraph therefor:

          Daramic will use its commercially reasonable efforts to ensure that all domestic, North American, Austral-Asian, and European orders, scheduled for pick up or delivery, will be available for pick up or delivered on the dates reasonably requested by Exide. Further, Daramic will use its commercially reasonable efforts to continue to maintain inventories of Exide specific products in order to meet the delivery schedules reasonably requested by Exide. Exide shall make required forecasts and shall order product in amounts reasonably consistent with prior ordering volumes and Exide's business requirements. However, in no event shall the above standards be construed to be at a level greater than historically practiced by Daramic on behalf of Exide. Further, any inventory produced by Daramic on behalf of Exide which is reasonably consistent with Exide's prior ordering volumes and Exide's forecasts will be purchased by Exide pursuant to the payment terms of this Agreement, should Exide discontinue the need for any such specific product(s) maintained in inventory by Daramic on behalf of Exide. Exide shall promptly notify Daramic upon Exide's discontinuing the need for any such specific product(s). However, in no event shall Exide be required to purchase any inventory maintained by Daramic on Exide's behalf, after such notification by Exide, in excess of a [*****] supply of any product type, which shall be determined by taking the average [*****] actual purchases by Exide over the previous six-month period or the average forecasts by Exide over the previous six-month period, whichever is greater.

Also, Section 10.2 of the Automotive and Industrial Supply Agreement is further amended by deleting the fourth sentence therein (beginning with "If Daramic is unable....") and substituting the following therefor:

          If Daramic is unable to deliver Qualified Products ordered by Exide pursuant to this Agreement, then Daramic will within 24 hours provide Exide with notice of its inability to do so.

     (C) Section 9.2 of the Golf Cart Separator Supply Agreement is hereby amended by deleting the first two sentences therein and substituting the following subparagraph therefor:

          Daramic will use its commercially reasonable efforts to ensure that all domestic, North American, Austral-Asian, and European orders, scheduled for pick up or delivery, will be available for pick up or delivered on the dates reasonably requested by Exide. Further, Daramic will use its commercially reasonable efforts to continue to maintain inventories of Exide specific products in order to meet the delivery schedules reasonably requested by Exide. Exide shall make required forecasts and shall order product in amounts reasonably consistent with prior ordering volumes and Exide's business requirements. However, in no event shall the above standards be construed to be at a level greater than historically practiced by

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          Daramic on behalf of Exide. Further, any inventory produced by Daramic on behalf of Exide which is reasonably consistent with Exide's prior ordering volumes and Exide's forecasts will be purchased by Exide pursuant to the payment terms of this Agreement, should Exide discontinue the need for any such specific product(s) maintained in inventory by Daramic on behalf of Exide. Exide shall promptly notify Daramic upon Exide's discontinuing the need for any such specific product(s). However, in no event shall Exide be required to purchase any inventory maintained by Daramic on Exide's behalf, after such notification by Exide, in excess of a [*****] supply of any product type, which shall be determined by taking the average [*****] actual purchases by Exide over the previous six-month period or the average forecasts by Exide over the previous six-month period, whichever is greater.

Also, Section 9.2 of the Golf Cart Separator Supply Agreement is further amended by deleting the fourth sentence therein (beginning with "If Daramic is unable . .. .") and substituting the following therefor:

          If Daramic is unable to deliver Separators ordered by Exide pursuant to this Agreement, then Daramic will within 24 hours provide Exide with notice of its inability to do so.

     2. Lump Sum Credits. Section 2.7 of the NA Agreement is amended as follows: The Lump Sum Credit for calendar year 2002 shall be [*****]. The Lump Sum Credits for each of calendar years 2003 through 2009 shall be [*****]. The balance of Section 2.7 shall remain unchanged.

     3. Payment Terms. Section 5 of the NA Agreement shall be amended by adding the following: Exide's total global worldwide credit limit for all products purchased and other sums due to Daramic under both the NA Agreement and any other supply relationship, including without limitation, the Golf Cart Separator Supply Contract dated __ day of July, 2001 between Daramic and Exide (the "Golf Cart Agreement") and the Automotive and Industrial Supply Contract dated __ day of July 2001 by and between Daramic and Exide (the "AI Agreement"), shall not exceed [*****] U.S. Dollars ("Credit Line Cap") during the period that Exide is operating pursuant to and under Title 11 of the United States Bankruptcy Code. [*****] Once Exide is no longer operating pursuant to and under Title 11 of the United States Bankruptcy Code, the Credit Line Cap shall be increased from [*****] U.S. Dollars to [*****] U.S. Dollars.

     [*****]

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     4.  Miscellaneous. Capitalized forms used in this Amendment but not defined herein shall have the meanings set forth in the NA Agreement, the Automotive and Industrial Supply Agreement and the Golf Cart Separator Supply Agreement. Except as modified by this Amendment No. 2, the NA Agreement, the Automotive and Industrial Supply Agreement, and the Golf Cart Separator Supply Agreement shall remain in full force and effect as modified previously.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above mentioned.

EXIDE TECHNOLOGIES, for itself                       DARAMIC, INC.
and on behalf of all of its present and
future, direct and indirect, parent,                 By: [Illegible]
subsidiary, and affiliated entities on a                 --------------------
worldwide basis                                      Its: ___________________

By: [Illegible]
    ----------------------------
Its: ___________________________

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